UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 13, 2006


                                ICOS CORPORATION
             (Exact name of registrant as specified in its charter)

         Washington                     0-19171                 91-1463450
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(State or other jurisdiction of       (Commission             (I.R.S. Employer
incorporation or organization)        File Number)           Identification No.)


                   22021 - 20th Avenue S.E., Bothell, WA 98021
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               (Address of principal executive offices) (Zip code)


                                 (425) 485-1900
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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                 (Former name, former address and former fiscal
                       year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

     On February 13, 2006, ICOS Corporation announced that its board of directors has established May 11, 2006 as the date of its 2006 annual meeting of shareholders.



                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              ICOS CORPORATION


Date:  February 13, 2006                      By:     /S/ MICHAEL A. STEIN
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                                                      Michael A. Stein
                                                      Senior Vice President and
                                                      Chief Financial Officer